SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2007

CEDAR FAIR, L.P.

(Exact name of Registrant as specified in its charter)

DELAWARE	1-9444	34-1560655
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

One Cedar Point Drive, Sandusky, Ohio	44870-5259
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 626-0830

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.05.	COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

On September 21, 2007, Cedar Fair, L.P. issued a press release announcing that Geauga Lake & Wildwater Kingdom, its combined water park/amusement park located in Aurora, Ohio, will be operated exclusively as a water park beginning in the 2008 season. A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K.

In connection with this event, Cedar Fair will incur costs primarily associated with non-cash charges for impairment and write-off of assets. Cedar Fair will provide additional information once it is able to make good faith determinations of the estimated costs associated with this change.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXIBITS

(d) Exhibit 99 – Press release of Cedar Fair, L.P. dated September 21, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEDAR FAIR, L.P.
By Cedar Fair Management, Inc., General Partner

By:	/s/ Peter J. Crage
Peter J. Crage
Corporate Vice President - Finance and Chief Financial Officer

Date: September 26, 2007

INDEX TO EXHIBITS

Exhibit Number	Description
99	Press release of Cedar Fair, L.P. dated September 21, 2007

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